UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2022
AXOGEN, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota
(State or Other Jurisdiction of
Incorporation or Organization)
001-36046
(Commission File Number)

41-1301878
(I.R.S. Employer Identification No.)

13631 Progress Boulevard, Suite 400 Alachua, Florida
(Address of principal executive offices)

32615
(Zip Code)
(386) 462-6800
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	AXGN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2022, Quentin S. Blackford notified Axogen, Inc. (the “Company”) of his decision to resign as a member of the Company’s Board of Directors (the “Board”), including as a member of the Audit Committee and Compensation Committee, effective as of 11:59 PM EST on Wednesday, March 30, 2022. In recognition of the contributions made by Mr. Blackford as a director of the Company, the Board, prior to the resignation becoming effective, accelerated the vesting of all outstanding and unvested restricted stock units and options to purchase shares of the Company’s common stock previously awarded to Mr. Blackford. Mr. Blackford’s decision to resign was not associated with or attributable to any dispute or disagreement with the Company, its management or the Board on any matter relating to the Company’s operations, policies or practices, or otherwise.
To fill the vacancies on the Board committees created by Mr. Blackford’s departure, the Board has, in each case, effective as of March 30, 2022 (i) appointed John H. Johnson to serve on the Audit Committee as its chair, and (ii) appointed Alan M. Levine to serve on the Compensation Committee.

On March 16, 2022, the Compensation Committee of the Board (the “Committee”) granted performance-based restricted stock unit awards (“PSUs”) under the Company’s Amended and Restated 2019 Long-Term Incentive Plan (the “2019 Plan”) to a number of its employees and executive officers, including, Karen Zaderej, Chief Executive Officer, President and Chairman of the Board; Peter J. Mariani, Executive Vice President and Chief Financial Officer; Eric Sandberg, Chief Commercial Officer; Maria D. Martinez, Chief Human Resources Officer and Angelo G. Scopelianos, Ph.D., Chief Research and Development Officer (such enumerated executives, collectively, the “Executives”). The number of PSUs that will be eligible to satisfy the performance-based requirement for each executive will be based on the level of achievement of the performance goals during the three-year performance period consisting of the 2022 through 2024 calendar years, with 33.33% of the target number of PSUs allocated to performance during each of the three calendar years. The weighted number of PSUs that may vest each year varies from 50% of the PSUs for achievement at threshold revenue growth, 100% of the PSUs for achievement at target revenue growth and 150% of the PSUs for achievement at the maximum revenue growth. The PSUs are eligible for catch-up performance vesting based on the Company’s achievement of certain targets over the full three-year performance period.
In addition, on March 16, 2022, the Committee granted restricted stock units (“RSUs”) to a number of its employees, including the Executives. The grants were made pursuant to the 2019 Plan and a Restricted Stock Units Notice and Restricted Stock Units Agreement.
Also, on March 16, 2022, the Committee granted stock options (“Options”) to a number of its employees, including the Executives. The grants were made pursuant to the 2019 Plan and a Form of Incentive Stock Option Notice and Incentive Stock Option Agreement, or a Form of Premium Incentive Stock Option Notice and Premium Incentive Stock Option Notice Agreement, as applicable. The Options awarded to Ms. Zaderej, Mr. Mariani and Mr. Sandberg were granted pursuant to the terms and conditions of a Form of Premium Incentive Stock Option Notice and Premium Incentive Stock Option Notice Agreement pursuant to which the exercise price of the award was 25% higher than the fair market value of the Company’s stock price on the date of grant. The remaining Executives were awarded Options pursuant to the terms and conditions of a Form of Incentive Stock Option Notice and Incentive Stock Option Agreement.

The number of PSU awards, RSUs and Options granted to each of the Executives were as follows:

Executive	Target PSU Award	Number of RSUs	Number of Options
Karen Zaderej	89,467	169,694	317,185
Peter J. Mariani	60,000	76,780	103,079
Eric Sandberg	40,000	62,910	60,576
Maria D. Martinez	25,000	32,536	30,348
Angelo G. Scopelianos	25,000	42,563	39,700
The RSUs and Options awarded to each of the Executives were previously reported on Form 4s filed by each of the Executives on March 18, 2022.
The summary of the terms and conditions of the PSUs set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the 2019 Plan previously filed with the Securities and Exchange Commission and the Form of Performance-Based Restricted Stock Units Notice and Performance-Based Restricted Stock Units Agreement attached hereto as Exhibit 10.1. The summary of the terms and conditions of the RSUs set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the 2019 Plan previously filed with the Securities and Exchange Commission and the Form of Restricted Stock Units Notice and Restricted Stock Units Agreement attached hereto as Exhibit 10.2. The summary of the terms and conditions of the Options set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the 2019 Plan previously filed with the Securities and Exchange Commission and the Form of Incentive Stock Option Notice and Incentive Stock Option Agreement attached hereto as Exhibit 10.3 and the Form of Premium Incentive Stock Option Notice and Premium Incentive Stock Option Notice Agreement attached hereto as Exhibit 10.4.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Performance-Based Restricted Stock Units Notice and Performance-Based Restricted Stock Units Agreement under the Axogen, Inc. Amended and Restated 2019 Long-Term Incentive Plan.
10.2	Form of Restricted Stock Units Notice and Restricted Stock Units Agreement under the Axogen, Inc. Amended and Restated 2019 Long-Term Incentive Plan.
10.3	Form of Incentive Stock Option Notice and Incentive Stock Option Agreement under the Axogen, Inc. Amended and Restated 2019 Long-Term Incentive Plan.
10.4	Form of Premium Incentive Stock Option Notice and Premium Incentive Stock Option Notice Agreement under the Axogen, Inc. Amended and Restated 2019 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Date: April 1, 2022	By:	/s/ Bradley L. Ottinger
Bradley L. Ottinger
General Counsel and Chief Compliance Officer